                                                                  EXECUTION COPY





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                             FIRST SUPPLEMENTAL INDENTURE

                            Dated as of November 14, 1997

                                          To

                                      INDENTURE

                             Dated as of December 3, 1996

                                       between

                          ARCADIA RECEIVABLES CONDUIT CORP.
                                        Issuer

                                         and


                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                             Trustee and Collateral Agent




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

                                  TABLE OF CONTENTS

                                                                            PAGE
                                      ARTICLE 1
                                SUPPLEMENTAL INDENTURE


1.1    Amendment to Recitals of the Issuer . . . . . . . . . . . . . . . . . .1
1.2    Amendment to Section 101 of the Indenture.. . . . . . . . . . . . . . .2
1.3    Addition of new Section 116 to the Indenture. . . . . . . . . . . . . .3
1.4    Amendment to Section 301 of the Indenture . . . . . . . . . . . . . . .3
1.5    Amendment to Section 401 of the Indenture . . . . . . . . . . . . . . .4
1.6    Amendment to Section 402 of the Indenture . . . . . . . . . . . . . . .5
1.7    Amendment to Section 403(a) of the Indenture. . . . . . . . . . . . . .5
1.8    Amendment to Section 404 of the Indenture . . . . . . . . . . . . . . .6
1.9    Amendment to Section 405 of the Indenture . . . . . . . . . . . . . . .7
1.10   Amendment to Section 902 of the Indenture . . . . . . . . . . . . . . .7
1.11   Amendment to Section 903 of the Indenture . . . . . . . . . . . . . . .7
1.12   Amendment to Section 1003 of the Indenture. . . . . . . . . . . . . . .8
1.13   Amendment to Section 1101 of the Indenture. . . . . . . . . . . . . . .8
1.14   Amendment to Section 1102 of the Indenture. . . . . . . . . . . . . . .8
1.15   Amendment to Section 1103 of the Indenture. . . . . . . . . . . . . . .8
1.16   Amendment to Section 1104 of the Indenture. . . . . . . . . . . . . . .9

                                      ARTICLE 2
                                    MISCELLANEOUS


2.1    Representations and Warranties. . . . . . . . . . . . . . . . . . . . .9
2.2    Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
2.3    Indenture in Full Force and Effect as Amended.. . . . . . . . . . . . 10
2.4    Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
2.5    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
2.6    Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
2.7    Exchange of the Original Notes. . . . . . . . . . . . . . . . . . . . 10

EXHIBIT A      Form of Floating Rate Variable Funding Automobile
               Receivables-Backed Note

            FIRST SUPPLEMENTAL INDENTURE, dated as of November 14, 1997 (the "First Supplemental Indenture") to Indenture dated as of December 3, 1996 (the "Indenture"), between ARCADIA RECEIVABLES CONDUIT CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Issuer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, in its capacities as Trustee (the "Trustee") and as Collateral Agent (the "Collateral Agent") and not in its individual capacity.


                                       RECITALS

            WHEREAS, the Issuer and the Trustee have entered into the Indenture; and

            WHEREAS, the Issuer and the Trustee, pursuant to Section 902 of the Indenture, desire to enter into this First Supplemental Indenture; and

            WHEREAS, the Issuer has executed and delivered to the Trustee pursuant to Section 901 of the Indenture, an Issuer Order, authorizing this First Supplemental Indenture; and

            WHEREAS, prior notice has been given to the Rating Agencies and consent has been given by the Security Insurer and the Agent to the execution of this First Supplemental Indenture as provided in Section 901; and

            WHEREAS, it is the intent of the parties that this First Supplemental Indenture be effective as of the date set forth above (the "Effective Date"); and

            WHEREAS, the parties hereto desire to replace, as of the Effective Date, the Original Notes with the Note;

            NOW THEREFORE, the parties to this First Supplemental Indenture hereby agree as follows:


                                      ARTICLE 1

                                SUPPLEMENTAL INDENTURE


     1.1 AMENDMENT TO RECITALS OF THE ISSUER. The first two paragraphs of the Recitals of the Issuer are deleted in their entirety and replaced as follows:

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Floating Rate Variable Funding Automobile Receivables-Backed Note (the "Note"):

            The Issuer, as of the Effective Date, has duly authorized the execution and delivery of the First Supplemental Indenture to provide for the issuance of the Note as provided in this Indenture and the First Supplemental Indenture.

     1.2    AMENDMENT TO SECTION 101 OF THE INDENTURE.


            a. The definition of "Commercial Paper Notes" is deleted in its entirety and replaced as follows:

            "Commercial Paper Notes" means the short-term promissory notes issued or to be issued in the United States commercial paper market to fund the purchase of the Note and any Note Increase Amounts, which unless otherwise agreed to in writing by the Seller, the Agent and the Security Insurer, shall mature within 120 days from the date of issuance of such notes.

            b. A new definition of "Effective Date" is added in alphabetical order as follows:

            "Effective Date" shall mean the date all conditions precedent to the effectiveness of the First Supplemental Indenture are satisfied or waived, and the Note is issued thereunder.

            c. A new definition of "First Supplemental Indenture" is added in alphabetical order as follows:

            "First Supplemental Indenture" shall mean the First Supplemental Indenture, dated as of the Effective Date.

            d. The definition of "Indenture" is deleted in its entirety and replaced as follows:

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            e. The definition of "Indenture Supplement" is deleted in its entirety and replaced as follows:

            "Indenture Supplement" means any supplemental indenture executed pursuant to Article Nine.

            f. A new definition of "Note Increase" is added in alphabetical order as follows:

            "Note Increase" means the funding of an increase in the outstanding principal amount of the Note.

            g. A new definition of "Note Increase Amount" is added in alphabetical order as follows:

            "Note Increase Amount" means the principal amount of any Note Increase.

            h. The definition of "Original Issue Date" is deleted in its entirety and replaced as follows:

            "Original Issue Date" means the earliest original issue date of any of the Original Notes.

            i. The definition of "Tranche" is deleted in its entirety and each reference to the term "Tranche" that may remain in the Indenture after giving effect to the amendments effected by the First Supplemental Indenture shall be interpreted to refer to all or a portion of the outstanding principal balance of the Note, as the context requires, as such amount may be increased or reduced hereunder from time to time.

            j. A new term "Original Notes" is added to Section 101(b) in alphabetical order as follows:

            Original Notes....................................   Section 1.1

     1.3 ADDITION OF NEW SECTION 116 TO THE INDENTURE. New Section 116 is added to the Indenture as follows:


     SECTION 116.   INTERPRETATION.

                    From and after the Effective Date (a) (i) the defined terms "Note" and "Notes" when used in this Indenture shall refer to the Floating Rate Variable Funding Automobile Receivables-Backed Note issued under the First Supplemental Indenture, (ii) the defined terms "Noteholder," "Noteholders," "Holder" and "Holders" shall mean the holder or holders of such Note, (iii) the words "purchase," "funding," or "carrying" when used with respect to the Notes shall refer to such Note, or the funding of a
     Note Increase Amount, as appropriate, (iv) the words "Tranche of Notes" or "Notes of such Tranche" or other words of similar import, shall mean the Note or any portion of the outstanding principal balance thereof, as the context requires, (b) the defined terms "Olympic" and "OFL" shall refer to Arcadia Financial Ltd. ("Arcadia" or "AFL") and (c) all provisions of this Indenture shall be interpreted consistently with (a) and (b) above.


     1.4 AMENDMENT TO SECTION 301 OF THE INDENTURE. Section 301 of the Indenture is deleted in its entirety and replaced as follows:

     SECTION 301.   FORMS GENERALLY.

                    The Note shall be in substantially the form set forth in Exhibit A, or in such other form as shall be established by or pursuant to a Board Resolution and in one or more Indenture Supplements, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officer executing such Note, as evidenced by its execution of the Note. If the form of Note is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 404 for the authentication and delivery of such Note.

                    The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

                    The Note shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner (provided that if the Note is to be listed on any securities exchange, then in any such manner as may be permitted by the rules of any such securities exchange, all as determined by the officer executing such Note, as evidenced by its execution of such Note).

     1.5 AMENDMENT TO SECTION 401 OF THE INDENTURE. Section 401 of the Indenture is deleted in its entirety and replaced as follows:

     SECTION 401.   AMOUNT LIMITED; NOTE INCREASES.

                    The aggregate principal amount of the Note which may be Outstanding at any time under this Indenture is limited to the Maximum Authorized Amount.

                    No Note Increase Amount shall be funded under this Indenture unless (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Amortization Period shall not have begun, (iii) the Insurer Notice Date shall not have occurred and (iv) after giving effect to such funding, the Outstanding Amount of the Note will not be greater than the aggregate principal amount of the Advances that are outstanding.

                    The Note shall be in substantially the form set forth in Exhibit A hereto except as may otherwise be provided in or pursuant to the Board Resolution referred to in Section 301 and set forth in any Indenture Supplement hereto.

                    The aggregate outstanding principal amount of the Note may be increased through the funding of Note Increases. Each Note Increase and corresponding Note Increase Amount shall be recorded on the grid attached to the Note. The Note (i) can be funded by Note Increases in a minimum amount of $5,000,000 and any higher amount, and (ii) is subject to prepayment at the option of the Issuer as provided in Article XI herein.
     Note Increases shall be funded in accordance with Section 3 of the Note Purchase Agreement.

     1.6 AMENDMENT TO SECTION 402 OF THE INDENTURE. Section 402 of the Indenture is deleted in its entirety and replaced as follows:

     SECTION 402.   MATURITY, PRINCIPAL PAYMENTS AND DENOMINATIONS.

                    (a) The principal of the Note shall be payable in installments equal to the sum of the Advance Principal Distributable Amount deposited in the Note Distribution Account pursuant to Sections 3.6(a)(v) and 3.6(b)(v) of the Servicing Agreement on each Payment Date with respect to the Amortization Period and the amounts deposited in the Note Distribution Account pursuant to Sections 3.6(a)(viii) and 3.6(b)(viii) of the Servicing Agreement on each such Payment Date. Subject to Section 602 and notwithstanding the foregoing, the entire unpaid principal amount of the Note shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing so long as an Insurer Default shall not have occurred and be continuing or, if an Insurer Default shall have occurred and be continuing, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or a Note Majority have declared the Note to be immediately due and payable in the manner provided in Section 602(a). All such principal payments on the Note shall be made pro rata to the Noteholders entitled thereto. The Trustee shall notify the Person in whose name the Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on the Note will be paid. Such notice shall be mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of the Note and shall specify the place where the Note may be presented and surrendered for payment of such installment. Notices in connection with prepayments in whole of the Note shall be mailed, couriered or sent by facsimile transmission to the Noteholders as provided in Section 1102.

                    (b) Promptly following the date on which all principal of and interest on the Note has been paid in full and the Note has been surrendered to the Trustee, the Trustee shall, if the Security Insurer has paid any amount in respect of the Note under the Note Policy that has not been reimbursed to it, deliver evidence of such surrendered Note to the Security Insurer.

                    (c) The Note shall be issuable only in registered form with a Maximum Authorized Amount specified from time to time in the Note Purchase Agreement.

     1.7 AMENDMENT TO SECTION 403(a) OF THE INDENTURE. Section 403(a) of the Indenture is deleted in its entirety and replaced as follows:

     SECTION 403.   INTEREST PAYMENTS.

                    (a) Subject to the further provisions of this Section 403, interest on the principal amount from time to time outstanding on the Note shall be payable on each Payment Date at the Note Interest Rate for the period from its Original Issue Date, or such later date to which interest has been paid or duly provided for, to such Payment Date. Interest on the Note shall be computed on the basis of a 360-day year and actual days elapsed. The first payment of interest on the Note Increase Amount with respect to a Note Increase funded between the first day of a calendar month and the Payment Date occurring in such calendar month will be made on the Payment Date occurring in the next succeeding calendar month. In addition, on each Payment Date with respect to any Interest Period or portion thereof after the occurrence of an Amortization Event, the Default Amount Distributable Amount shall be payable with respect to the Note to the extent funds are available therefor pursuant to Section 3.6(b)(vii) or (ix) of the Servicing Agreement.

     1.8 AMENDMENT TO SECTION 404 OF THE INDENTURE. Section 404 of the Indenture is deleted in its entirety and replaced as follows:


     SECTION 404.   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                    The Note shall be executed on behalf of the Issuer by one of its Authorized Officers. The signature of one of these officers on the Note may be manual or facsimile.

                    The Note bearing the manual or facsimile signatures of an individual who was at any time a proper officer of the Issuer shall bind the Issuer, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of the Note or did not hold such office at the date of the Note.

                    At any time and from time to time after the execution and delivery of this Indenture and receipt of the Note Policy, and upon satisfaction of all the conditions set forth in Section 401, the Issuer may deliver the Note executed by the Issuer to the Trustee or Authenticating Agent for authentication, together with an Issuer Order for the authentication and delivery of the Note and an Officer's Certificate that all conditions precedent for such issuance have been satisfied, and the Trustee in accordance with the Issuer Order shall authenticate and make available for delivery the Note.

                    The Note shall be dated the date of its authentication.

                    The Note shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on the Note a certificate of authentication substantially in the form provided for herein executed by the

     Trustee or the Authenticating Agent by manual signature, and such certificate upon the Note shall be conclusive evidence, and the only evidence, that the Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if the Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver the Note to the Trustee or the Authenticating Agent for cancellation as provided in Section 410 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that the Note has never been issued and sold by the Issuer, for all purposes of this Indenture the Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     1.9 AMENDMENT TO SECTION 405 OF THE INDENTURE. Section 405 of the Indenture is deleted in its entirety and replaced as follows:


     SECTION 405.   TEMPORARY NOTES.

                    Pending the preparation of the definitive Note, the Issuer may execute, and upon Issuer Order the Trustee or the Authenticating Agent shall authenticate and deliver, a temporary Note which is printed, lithographed, typewritten, reproduced or otherwise produced, substantially of the tenor of the definitive Note in lieu of which it is issued and with such appropriate insertions, omissions, substitutions and other variations as the officer executing such Note may determine, as evidenced by its execution of such Note.

                    If a temporary Note is issued, the Issuer will cause the definitive Note to be prepared without unreasonable delay. After the preparation of the definitive Note, the temporary Note shall be exchangeable for the definitive Note upon surrender of the temporary Note at the office or agency of the Issuer to be maintained as provided in
     Section 1002. Upon surrender for cancellation of any temporary Note the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, in exchange therefor a like principal amount of a definitive Note of the same tenor. Until so exchanged, the temporary Note shall in all respects be entitled to the same benefits under this Indenture as a definitive Note.

     1.10   AMENDMENT TO SECTION 902 OF THE INDENTURE.  The last paragraph of
Section 902 of the Indenture is amended as follows:

            The capitalized term "Supplemental Indenture" is replaced by the defined term Indenture Supplement each of the four times it is used in
     Section 902.

     1.11   AMENDMENT TO SECTION 903 OF THE INDENTURE.  The last sentence of
Section 903 of the Indenture is amended as follows:

            The capitalized term "Supplemental Indenture" is replaced by the defined term Indenture Supplement in the last sentence of Section 903.

     1.12 AMENDMENT TO SECTION 1003 OF THE INDENTURE. Subsection 1003(b)(i)(D) of the Indenture is amended as follows:

            The capitalized term "Supplemental Indenture" is replaced by the words "supplemental indenture" in Section 1003(b)(i)(D) of the Indenture.


     1.13 AMENDMENT TO SECTION 1101 OF THE INDENTURE. Section 1101 of the Indenture is deleted in its entirety replaced as follows:


     SECTION 1101.  PREPAYMENT.

                    The Note shall be prepayable in whole or in part at the Prepayment Price on any Business Day in accordance (and simultaneously) with the prepayment of any Advance pursuant to Section 3(e) of the Repurchase Agreement and Section 3.10(b) of the Servicing Agreement in an amount equal to the amount deposited with respect to principal in the Note Distribution Account pursuant to Section 3.10(b) of the Servicing Agreement.

     1.14 AMENDMENT TO SECTION 1102 OF THE INDENTURE. Section 1102 of the Indenture is deleted in its entirety and replaced as follows:


     SECTION 1102.  NOTICE OF PREPAYMENT IN WHOLE OF THE NOTE.

                    To the extent practicable, notice of the prepayment in whole of the Note shall be given by the Issuer by facsimile transmission, courier or first-class mail, postage prepaid, mailed, faxed or couriered not less than 1 nor more than 5 days prior to the date on which such prepayment in whole shall occur, to each Holder of the Note, at such Holder's address appearing in the Note Register.

               All notices of prepayment in whole shall state:

            (1)     the date on which such prepayment in whole shall occur,

            (2)     the Prepayment Price,

            (3) the place or places where the Note is to be surrendered for payment of the Prepayment Price (which shall be the office or agency of the Issuer to be maintained as provided in
                    Section 1002).

                    Failure to give notice of prepayment in whole, or any defect therein, to any Holder of the Note shall not impair or affect the validity of such prepayment.

     1.15 AMENDMENT TO SECTION 1103 OF THE INDENTURE. Section 1103 of the Indenture is deleted in its entirety and replaced as follows:


     SECTION 1103.  DEPOSIT OF PREPAYMENT PRICE.

                    On any date on which such prepayment in whole shall occur, the Issuer shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Prepayment Price of the Note in whole on that date.

     1.16 AMENDMENT TO SECTION 1104 OF THE INDENTURE. Section 1104 of the Indenture is deleted in its entirety and replaced as follows:


     SECTION 1104.  NOTE PREPAYABLE IN WHOLE ON ANY DATE.

                    Notice of prepayment in whole having been given as aforesaid, the Note shall, on the date on which such prepayment in whole shall occur, become due and payable at the Prepayment Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Prepayment Price and accrued interest) the Note shall cease to bear interest. Upon surrender of the Note for prepayment in whole in accordance with said notice, the Note shall be prepaid by the Issuer at the Prepayment Price, together with accrued interest to the date on which such prepayment in whole shall occur; PROVIDED, HOWEVER, that installments of interest due and payable on or prior to the date on which such prepayment in whole shall occur shall be payable to the Holders of the Note, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 408.

                    If the Note after being called for prepayment in whole shall not be so paid upon surrender thereof for prepayment in whole, the principal shall, until paid, bear interest from the date on which such prepayment in whole shall occur at the Note Interest Rate.


                                      ARTICLE 2

                                    MISCELLANEOUS


     2.1 REPRESENTATIONS AND WARRANTIES. The Issuer represents and warrants that as of the Effective Date no Event of Default has occurred hereunder and to the best of the Issuer's knowledge, there is no set of circumstances existing that with the passage of time, would constitute such an Event of Default.

     2.2 EFFECTIVENESS. The amendments provided for by this First Supplemental Indenture shall become effective as of the Effective Date, upon the satisfaction or waiver of the following conditions: (i) receipt by the Agent, in form and substance satisfactory to the Agent, of this First Supplemental Indenture duly executed and delivered by each of the parties hereto and the Security Insurer and the Agent and (ii) prior notice to the Rating Agencies of this First Supplemental Indenture and Rating Agency confirmation in accordance with Section 906 of the Indenture.


     2.3 INDENTURE IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Indenture shall remain in full force and effect and, except as expressly provided herein, the effectiveness of this First Supplemental Indenture shall not operate as, or constitute a waiver or modification of, any right, power or remedy of any party to the Indenture. All references to the Indenture in any other document or instrument shall be deemed to mean the Indenture as amended by this First Supplemental Indenture. This First Supplemental Indenture shall not constitute a novation of the Indenture, but shall constitute an amendment thereof.


     2.4 COUNTERPARTS. This First Supplemental Indenture may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.


     2.5 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.


     2.6 DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Indenture.


     2.7 EXCHANGE OF THE ORIGINAL NOTES. Pursuant to Section 905 of the Indenture, the Note in the form of Exhibit A hereto, and issued pursuant to this First Supplemental Indenture, shall be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for the Original Notes, which shall be cancelled and destroyed by the Trustee in accordance with the Trustee's standard procedures. Exhibit A hereto shall replace Exhibit A to the Indenture from and after the Effective Date.

               IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.


                                   ARCADIA RECEIVABLES CONDUIT CORP.


                                   By
                                     ----------------------------


                                   NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION
                                   as Trustee


                                   By
                                     ----------------------------



CONSENTED TO BY:

FINANCIAL SECURITY ASSURANCE INC.


By
  ----------------------------

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION


By
  -----------------------------

RECEIVABLES CAPITAL CORPORATION


By
  -----------------------------

                                                                       EXHIBIT A
                                    [Form of Note]
REGISTERED
No.  R-1
                          ARCADIA RECEIVABLES CONDUIT CORP.

                      FLOATING RATE VARIABLE FUNDING AUTOMOBILE
                               RECEIVABLES-BACKED NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERMITTED ASSIGNEE WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) TO A PERMITTED ASSIGNEE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) TO A PERMITTED ASSIGNEE PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

THIS NOTE WILL BE PREPAYABLE IN WHOLE OR IN PART ON ANY BUSINESS DAY. THE PRINCIPAL ON THIS NOTE IS PAYABLE IN INSTALLMENTS ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN. IN ADDITION, THE OUTSTANDING AMOUNT MAY BE INCREASED FROM TIME TO TIME AT THE REQUEST OF THE ISSUER SUBJECT TO CERTAIN TERMS AND CONDITIONS AS PROVIDED IN THE INDENTURE. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE DIFFERENT FROM THE INITIAL PRINCIPAL AMOUNT SHOWN BELOW. ANYONE ACQUIRING THIS NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE BY INQUIRY OF THE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THIS NOTE, THE TRUSTEE IS NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION.

     Original Issue Date:
     Initial Principal Amount: $

     Arcadia Receivables Conduit Corp. (the "Issuer"), a corporation duly organized and existing under the laws of the State of Delaware, for value received hereby promises to pay to ___________ the principal sum of ___________ Dollars (and adjusted as recorded on the grid attached to this Note up to the Maximum Authorized Amount) payable in installments on the Payment Dates and in the amounts described in the Indenture referred to herein and to pay interest thereon on each Payment Date at the Note Interest Rate until the principal hereof is paid or made available for payment. The Note Interest Rate will be a per annum rate equal to (A) prior to the occurrence of an Amortization Event,
(i) the CP Rate plus 0.20%, to the extent the purchase or carrying of this Note is funded by the Noteholders by issuing Commercial Paper Notes, or (ii) the Offshore Rate plus the Applicable Margin, to the extent the purchase or carrying of this Note is not so funded by the Noteholders and (B) after the occurrence of an Amortization Event, the Reference Rate; PROVIDED, that from and after the occurrence of an Amortization Event, the Note Interest Rate shall not exceed the Maximum Interest Rate, and the Agent may, on any Business Day, by prior written notice to the Issuer, the Trustee, the Seller, the Servicer and the Security Insurer, convert the Note Interest Rate to a fixed interest rate not to exceed the Maximum Interest Rate as of the close of business on the date such Amortization Event occurs, such fixed interest rate not to exceed the Two Year Treasury Yield (as of the close of business on the date such Amortization Event occurs) plus 0.60% PLUS the Basis Fee Percent.

     This Note will bear interest, payable in arrears, from the Original Issue Date at the Note Interest Rate. Interest will accrue on this Note from the most recent Payment Date to which interest has been paid in full or duly provided for (or, if no interest has been paid, from the Original Issue Date), to but excluding the next succeeding Payment Date. The first payment of interest on the Outstanding Amount of this Note applicable to a Note Increase Amount funded between the first day of a calendar month and a Payment Date will be made on the Payment Date following the next succeeding calendar month. In addition, on each Payment Date with respect to any Interest Period or portion thereof after the occurrence of an Amortization Event, the Default Amount Distributable Amount, if any, shall be payable with respect to this Note to the extent funds are available therefor pursuant to Section 3.6(b)(vii) or (ix) of the Servicing Agreement.

     Payments on this Note will be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, by wire transfer in immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to the address of such Person as such address shall appear in the Note Register.

     The Record Date for each Payment Date for this Note will be the close of business on the last Business Day immediately preceding such Payment Date.

     This Note is entitled to the benefits of an Indenture dated as of December 3, 1996, and the First Supplemental Indenture, dated as of the Effective Date, as amended and further supplemented, (as amended and further supplemented from time to time, the "Indenture") between the Issuer and Norwest Bank Minnesota, National Association, as Trustee (in such capacity, the "Trustee") and as Collateral Agent (in such capacity, the "Collateral Agent").

     This Note is entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by Financial Security Assurance Inc. (the "Security Insurer"), pursuant to which the Security Insurer has unconditionally guaranteed payments of the Noteholders' Interest Distributable Amount on each Payment Date and the Noteholders' Principal Distributable Amount on each Payment Date.

     NO HOLDER OF THIS NOTE SHALL TRANSFER THIS NOTE UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH RULE 144A OF THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT (IF AVAILABLE), OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT PROVIDED THE ISSUER IS PROVIDED WITH AN OPINION OF COUNSEL THAT SUCH TRANSFER IS SO EXEMPT, AND IN EACH CASE IN ACCORDANCE WITH THE REGISTRATION AND QUALIFICATION REQUIREMENTS (OR ANY APPLICABLE EXEMPTION THEREFROM) UNDER APPLICABLE STATE SECURITIES LAWS.

     This Note shall not be valid or entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless the certificate of authentication appearing hereon has been executed by the Trustee or the Authenticating Agent by manual signature. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

          ARCADIA RECEIVABLES CONDUIT CORP.



          By
            -----------------------------
                  Authorized Officer





Dated:


                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is the Note referred to in the within-mentioned Indenture.

                         NORWEST BANK MINNESOTA,
                          NATIONAL ASSOCIATION,
                         as Trustee



                         By
                            -------------------------
                             Authorized Signatory

                            [FORM OF REVERSE SIDE OF NOTE]

                          ARCADIA RECEIVABLES CONDUIT CORP.

                                     (Continued)

     This Note is a duly authorized issue of the Issuer, designated as its Floating Rate Variable Funding Automobile Receivables-Backed Note (herein called the "Note") authorized to be issued under and pursuant to an Indenture by and between the Issuer and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, dated as of December 3, 1996, and the First Supplemental Indenture, dated as of the Effective Date, as amended and further supplemented (as amended and further supplemented from time to time, the "Indenture") to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holder of this Note. This Note is subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     This Note is secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of this Note will be payable in installments on the Payment Dates and in the amounts described in the Indenture. "Payment Date" means the fifteenth day of each month, or if any such date is not a Business Day, the next succeeding Business Day.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Distribution Date. In addition, this Note is prepayable in whole or in part on any Business Day as set forth in the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing so long as an Insurer Default shall not have occurred and be continuing or, if an Insurer Default shall have occurred and be continuing, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Agent have declared this Note to be immediately due and payable in the manner provided in Section 602 of the Indenture. All principal payments on this Note shall be made pro rata to the Noteholders entitled thereto.

     The aggregate outstanding principal amount of this Note may be increased through the funding of Note Increases. Each Note Increase and corresponding
Note Increase Amount shall be recorded on the grid attached to this Note.  This
Note: (i) shall bear interest at the Note Interest Rate as provided in Section 403 of the Indenture, (ii) can be funded by Note Increases in a minimum amount of $5,000,000 and any higher amount, and (iii) is subject to prepayment at the option of the Issuer as provided in Article XI of the Indenture. The Issuer shall provide the Agent with written notice of each funding date and of the Note Increase Amount to be funded on such funding date no later than 12:00 noon (New York City time) one Business Day prior to the proposed funding date; PROVIDED, that if the Note Increase

Amount on a funding date is less than or equal to $15,000,000, then such notice may be made no later than 11:00 a.m., New York City time on such purchase date; PROVIDED FURTHER, that if such notice is given on a funding date, the Purchaser will not be obligated to fund the Note Increase Amount on such funding date unless the Purchaser is able to issue and sell its Commercial Paper Notes in an amount sufficient to fund such Note Increase Amount, and Arcadia and the Issuer agree to hold harmless the purchaser for failing to effect a funding on such funding date.

     Payments of interest on this Note due and payable on each Payment Date, together with an installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, by wire transfer in immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on each such Record Date. Such payments shall be sent without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the final installment of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the place specified by the Trustee in such notice. Notices in connection with prepayments in whole shall be couriered, mailed or sent by facsimile transmission as provided in Section 1102 of the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of this Note under the Indenture at any time by this Issuer with the consent of the Security Insurer and of the Agent or the Holders of this Note representing a majority of the Outstanding Amount of this Note at the time Outstanding. The Indenture also contains provisions permitting the Holders of this Note representing specified percentages of the Outstanding Amount of this Note, on behalf of the Holders of this Note, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequence. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Note issued thereunder.

     Upon surrender for registration of transfer of this Note at the office or agency of the Issuer to be maintained in The City of New York, the City of Chicago, Illinois or the City of Minneapolis, Minnesota, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, in the name of the designated transferee or transferees, a new Note of a like tenor and aggregate principal amount.

     At the option of the Holder, this Note may be exchanged for a Note of a like tenor and aggregate principal amount, upon surrender of the Note to be exchanged at such office or agency. Whenever this Note is so surrendered for exchange, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, the Note which the Holder making the exchange is entitled to receive.

     This Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

     No service charge shall be made for any registration of transfer or exchange of this Note, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note, other than exchanges pursuant to Section 404 or 905 not involving any transfer.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     This Note is issuable only in registered form as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Related Documents, neither the Issuer nor any of its agents, officers, directors, employees, stockholders, incorporators or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Related Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom.

                            NOTE AND PAYMENT OF PRINCIPAL



                Outstanding         Amount of     Note Increase   Notification
   Date       Amount of Note     Principal Repaid     Amount         Made By
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                                         A-9